                                                                   EXHIBIT 10(e)


                                                                  EXECUTION COPY


                                     ANNEX I


                        SUPPLEMENTAL TERMS TO AMENDED AND
                      RESTATED MASTER REPURCHASE AGREEMENT,
                      DATED AS OF FEBRUARY 10, 1998, AMONG
                     MERRILL LYNCH MORTGAGE CAPITAL INC. AND
                      MERRILL LYNCH CREDIT CORPORATION AND
                         GREEN TREE FINANCE CORP.--THREE

1. APPLICABILITY. These Supplemental Terms (the "Supplemental Terms") to Master Repurchase Agreement (the "Master Repurchase Agreement", and collectively with these Supplemental Terms, the "Agreement") modify the terms and conditions under which the parties hereto, from time to time, enter into Transactions.

2.    ADDITIONAL DEFINITIONS.

      (a) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Master Repurchase Agreement.

      (b) "Buyer" shall refer to Merrill Lynch Mortgage Capital Inc. or Merrill Lynch Credit Corporation, as applicable.

      (c) "Consumer Products" refers to consumer goods consisting of motorcycles, marine products (including boats, boat trailers and outboard motors), pianos and organs, horse trailers, sport vehicles (including snowmobiles, personal watercraft and all-terrain vehicles), trucks, personal aircraft, recreational vehicles, and any other asset as shall be acceptable to Buyer in its sole discretion, financed by Green Tree pursuant to a Contract.

      (d) "Contract" refers to promissory notes financing home improvements (which are not treated as Home Improvement Loans), certain closed-end home equity loans (which are not treated as Home Equity Loans) and any retail installment contract which finances a purchase of a Consumer Product, all rights to receive payments which are due pursuant thereto, and any "purchase money security interest" (as defined in the Uniform


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            Commercial Code) created in favor of Seller in the Consumer Product, financed thereunder, the ownership of which is evidenced by a Trust Receipt issued pursuant to the Custodial Agreement. This definition of "Contract" shall include home improvement loans and home equity loans that Seller believes may not respectively satisfy the representations set forth in Exhibit B and Exhibit C and are thus not included in the definition of "Home Improvement Loan" and "Home Equity Loan."

      (e) "Custodial Agreement" shall refer to an amended and restated custodial agreement dated as of February 10, 1998, among the parties having ownership interests in the related Securities and the party named as custodian therein, providing for the maintenance of ownership records relating to the Securities.

      (f) "Custodian" refers to the party named as custodian in the Custodial Agreement, or any permitted successor thereto.

      (g) "Electronic Ledger" refers to the electronic master record of installment sale contracts of the Seller.

      (h)   "FHA" shall refer to the Federal Housing Administration of HUD.

      (i) "FHA/VA MH Contracts" shall refer to MH Contracts that are insured by the FHA or guaranteed by the Department of Veterans Affairs.

      (j) "Home Equity Loans" shall refer to the home equity loans other than such home equity loans included in the definition of "Contract" secured by first, second or third liens on single family residential real property (including, without limitation, condominiums and planned unit developments) certain documents relating to which have been delivered to the Custodian pursuant to the Custodial Agreement and the ownership of which is evidenced by a Trust Receipt issued pursuant to the Custodial Agreement.

      (k) "Home Improvement Loans" refers to home improvement installment loan contracts and promissory notes other than such home improvement loans included in the definition of "Contract", the ownership of which is evidenced by a Trust Receipt issued pursuant to the

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            Custodial Agreement.

      (l)   "HUD" shall refer to the Department of Housing and Urban
            Development.

      (m) "Land-and-Home Contract" refers to a MH Contract that is secured by a mortgage or deed of trust on real estate on which the related manufactured home is situated, and which manufactured home is considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

      (n) "Market Value" shall, in addition to the definition set forth in the Master Repurchase Agreement, provide that:

            (i) the Market Value of any Security shall be determined solely by Buyer;

            (ii) the Market Value of a Security shall be determined by valuing such Security net of any applicable servicing fee;

            (iii) a value of zero shall be assigned to (x) any Security which has been delinquent for thirty (30) days or more or (y) any Wet Contract, Wet Home Equity Loan or Wet MH Contract with respect to which the related Loan File has not been delivered to the Custodian within ten (10) days of the Purchase Date hereunder; and

            (iv) in no event shall the Market Value of a Security exceed the outstanding principal amount thereof.

      (o) "MH Contract" refers to a manufactured housing conditional sales contract, including any Land-and-Home Contract, the ownership of which is evidenced by a Trust Receipt issued pursuant to the Custodial Agreement.

      (p)   "Owner" shall have the meaning set forth in the Custodial Agreement.

      (q) "Secured Home Improvement Loans" refers to Home Improvement Loans which are secured by first, second or third mortgages on property, whether conventional or insured by the FHA.

      (r)   "Securities" shall refer to MH Contracts, Home


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            Improvement Loans, Home Equity Loans and Contracts; provided, however, that such MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts shall not be deemed to be securities for any federal securities law or state blue sky law purposes; provided, further, that in the extent Merrill Lynch Capital Markets is not selected to be, or has resigned as, the lead manager or a co-manager for the securitization of any of the MH Contracts, Home Improvement Loans, Home Equity Loans or Contracts, such MH Contracts, Home Improvement Loans, Home Equity Loans or Contracts shall, at the election of Buyer in its discretion, be deemed not to be "Securities" hereunder.

      (s)   "Seller" shall refer to Green Tree Finance Corp.--Three.

      (t) "Step-Up Rate Contract" shall refer to any Contract bearing interest during an initial period at a fixed rate that is lower than the fixed rate borne thereafter.

      (u) "Title I Loan" shall refer to a Home Improvement Loan insured under the FHA's Title I Program.

      (v) "Transaction" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to deliveries of Securities or cash pursuant to Paragraph 4(a) of the Master Repurchase Agreement and substitutions pursuant to Paragraph 9 of the Master Repurchase Agreement.

      (w) "UCC" refers to the Uniform Commercial Code as in effect in the applicable jurisdiction.

      (x) "Unsecured Home Improvement Loans" refers to Home Improvement Loans which are not secured by mortgaged property.

      (y) "Wet Contracts" means those Contracts that do not constitute "chattel paper" under the UCC for which the related Loan Files have not been delivered to the Custodian as of the Purchase Date.

      (z) "Wet Home Equity Loans" means those Home Equity Loans for which the related Loan Files have not been delivered to the Custodian as of the Purchase Date.

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      (aa)  "Wet MH Contracts" means those MH Contracts that do not constitute
            "chattel paper" under the UCC for which the related Loan Files have not been delivered to the Custodian as of the Purchase Date.


3. CONFIRMATIONS. Each Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within two (2) business days after the objecting party's receipt of such Confirmation. In the case of Transactions involving MH Contracts, Home Improvement Loans, Home Equity Loans or Contracts, the Purchased Securities shall be identified on a detailed listing to be provided by Seller to Buyer (a "List of MH Contracts" for MH Contracts, a "List of Home Improvement Loans" for Home Improvement Loans, a "List of Home Equity Loans" for Home Equity Loans and a "List of Contracts" for Contracts) and may be identified in the related Confirmation by reference to such lists.

4. INCOME PAYMENTS. So long as no Event of Default shall have occurred and be continuing, Seller shall be entitled to all payments of principal and interest and principal prepayments payable to the holder of the Purchased Securities.

5.    SECURITY INTEREST.

      (a) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that Buyer shall have a perfected first priority security interest in all of the Purchased Securities.

      (b) Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code.

      (c) In the event that Buyer elects to engage in repurchase transactions with the Purchased Securities or otherwise elects to pledge or hypothecate the Purchased Securities, Seller shall, at the request of Buyer and at the expense of Seller, provide Buyer's counterparty in such repurchase transaction with an opinion of counsel to the effect that such counterparty has either an ownership interest or a perfected first priority security interest in such Purchased Securities.

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6.    REPRESENTATIONS.

      (a) Each party represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

            (i) the execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties; and

            (ii) the Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of it enforceable against it in accordance with the terms of the Agreement.

      (b) Seller represents and warrants to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

            (i) the documents disclosed by Seller to Buyer pursuant to these Supplemental Terms are either original documents or genuine and true copies thereof;

            (ii) Seller is a separate and independent corporate entity from the custodian named in the Custodial Agreement, Seller does not own a controlling interest in such custodian either directly or through affiliates and no director or officer of Seller is also a director or officer of such custodian;

            (iii) Seller shall be at the time it delivers any Purchased
                  Securities for any Transaction, and shall continue to be, through the Purchase Date relating to each such Transaction, the legal and beneficial owner of such Purchased Securities free and clear of any lien, security interest, option or encumbrance except for the security interest created by the Agreement;

            (iv) each MH Contract, Home Improvement Loan, Home Equity Loan and Contract was originated by Green Tree directly or through its correspondent network

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            in its ordinary course of business and has not been purchased in any bulk transaction, unless otherwise expressly approved by Buyer in writing;

            (v) each MH Contract, Home Improvement Loan, Home Equity Loan and Contract was underwritten in accordance with the written underwriting standards of Green Tree furnished by Seller to Buyer, and no material change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by Seller;

            (vi) since the date of the most recent financial statement of Seller, delivered by it pursuant to Paragraph 9 hereof, there has been no material adverse change in the financial condition or results or operations of Seller;

            (vii) Seller has capital in an amount at least equal to $1,000,000 in the form of cash or U.S. Treasury bills; and

           (viii) Seller is in possession of a note of Green Tree Financial Corporation ("Green Tree"), made payable to Seller in the amount of at least $1,000,000, which note is subordinated to all outstanding debt of Green Tree.

      (c) Seller makes the representations and warranties to Buyer concerning the MH Contracts, and shall as of the Purchase Date of any Transaction be deemed to make such representations and warranties, as are set forth at Exhibit A-1 hereto, with respect to those MH Contracts relating to manufactured housing that is not considered to be real property under applicable state law, and Exhibit A-2 hereto, with respect to those MH Contracts relating to manufactured housing that is considered to be real property under applicable state law. Seller further represents and warrants to Buyer that the Exhibit A-1 and A-2 representations and warranties, as applicable, shall continue to be true for all MH Contracts through the Repurchase Date of the related Transaction. The representations and warranties set forth at Exhibits A-1 and A-2 hereto are incorporated herein in their entirety.

      (d)   Seller makes the representations and warranties to


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            Buyer concerning the Home Equity Loans, and shall as of the Purchase
            Date of any Transaction be deemed to make such representations and warranties, as are set forth at Exhibit B hereto. Seller further represents and warrants to Buyer that the Exhibit B representations and warranties shall continue to be true for all Home Equity Loans through the Repurchase Date of the related Transactions. The representations and warranties set forth at Exhibit B hereto are incorporated herein in their entirety.

      (e) Seller makes the representations and warranties to Buyer concerning the Contracts, and shall as of the Purchase Date of any Transaction be deemed to make such representations and warranties, as are set forth at Exhibit C hereto. Seller further represents and warrants to Buyer that the Exhibit C representations and warranties shall continue to be true for all Contracts through the Repurchase Date of the related Transactions. The representations and warranties set forth at Exhibit C hereto are incorporated herein in their entirety.

      (f) Seller makes the representations and warranties to Buyer concerning the Home Improvement Loans, and shall as of the Purchase Date of any Transaction be deemed to make such representations and warranties, as are set forth at Exhibit D hereto. Seller further represents and warrants to Buyer that the Exhibit D representations and warranties shall continue to be true for all Home Improvement Loans through the Repurchase Date of the related Transactions. The representations and warranties set forth at Exhibit D hereto are incorporated herein in their entirety.

7.    EVENTS OF DEFAULT.

      (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agreement, include the following events:

            (i) any governmental or self-regulatory authority shall take possession of Buyer or Seller or its property or appoint any receiver, conservator or other official, or such party shall take any action to authorize any of the actions set forth in this clause (i);

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            (ii)  Buyer shall have reasonably determined that Seller is or will be unable to meet its commitments under the Agreement, shall have notified Seller of such determination and Seller shall not have responded with appropriate information to the contrary to the satisfaction of Buyer within twenty-four (24) hours;

            (iii) the Agreement shall for any reason cease to create either an ownership interest (which ownership interest shall be confirmed upon request of Buyer in an opinion of counsel provided by Seller) or a valid, first priority security interest in any of the Purchased Securities purported to be covered thereby;

            (iv) a final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against the defaulting party, and the same remains undischarged for a period of 60 days during which execution of such judgment is not effectively stayed;

            (v) any representation or warranty made by Seller in the Agreement or the Custodial Agreement shall have been incorrect or untrue when made or repeated or when deemed to have been made or repeated or, in the case of continuing representations, shall be untrue in any material respect during the term of any Transaction under the Agreement;

            (vi) HUD or the Federal Housing Administration shall have withdrawn or adversely modified its approval of Green Tree to act as an FHA-approved mortgagee and servicer (including an FHA-approved mortgagee and servicer under Title I); and

            (vii) The capitalization of Seller shall at any time fail to comply with the structure set forth in Paragraphs 6(b)(vii) and
                  (viii).

      (b) Upon the occurrence and during the continuance of an Event of Default by Seller:

            (i) all rights of Seller to receive payments which it would otherwise be authorized to receive pursuant


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                  to Paragraph 4 of these Supplemental Terms shall cease, and all such rights shall thereupon become vested in Buyer, which shall thereupon have the sole right to receive such payments and apply them to the aggregate unpaid Repurchase Prices owed by Seller; and

            (ii) all payments which are received by Seller contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of Buyer and shall be segregated from other funds of Seller.

      (c) Any sale of Purchased Securities under Section 11 of the Master Repurchase Agreement shall be conducted in a commercially reasonable manner.

8.    ADDITIONAL EVENTS OF TERMINATION.

      (a) At the option of Buyer, exercised by written notice to Seller and Green Tree, the Repurchase Date for each Transaction under the Agreement shall be deemed to immediately occur in the event that:

            (i) in the judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Green Tree or Seller;

            (ii) Buyer shall request written assurances as to the financial well-being of Green Tree or Seller and such assurances shall not have been provided within twenty-four (24) hours of such request;

            (iii) Green Tree or Seller shall be in default with respect to any normal and customary covenants under any contract or agreement to which it is a party (which covenants include, but are not limited to, an Act of Insolvency of Green Tree or Seller or the failure of Green Tree or Seller to make required payments of at least $100,000 and remains unpaid under such contract or agreement as they become due); or

            (iv) The senior debt obligations or short-term debt obligations of Merrill Lynch & Co., Inc. shall be rated below the four highest grades by any nationally recognized statistical rating


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                  organization.

      (b) The events specified in Paragraph 8(a) of these Supplemental Terms which may, at the option of Buyer, cause an acceleration of the Repurchase Date for each Transaction shall be in addition to any other rights of Buyer to cause such an acceleration under the Agreement.

9. FINANCIAL STATEMENTS. As of the date hereof, the parties hereto shall each provide the other with its audited year-end financial statements and its most recent publicly available interim financial statement. The parties hereto shall from time to time each provide the other with audited year-end financial statements and additional publicly available interim financial statements upon the other's reasonable request. The financial statements of Seller required pursuant to this Section 9 may be consolidated with those of Green Tree. Each delivery of Purchased Securities by Seller to Buyer hereunder will constitute a representation by Seller that there has been no material adverse change in Seller's financial condition not disclosed to Buyer since the date of Seller's most recent financial statement delivered to Buyer. Seller shall provide Buyer, from time to time at Seller's expense, with such information of a financial or operational nature as Buyer may reasonably request promptly upon receipt of such request.

10. USE OF PROCEEDS. Seller represents, warrants and covenants that none of the Purchase Price for any Purchased Securities will be used either directly or indirectly to acquire any security, as that term is defined in Regulation G or Regulation T of the Board of Governors of the Federal Reserve System, and that Seller has not taken any action that might cause any Transaction to violate any regulation of the Federal Reserve Board.

11. MINIMUM AND MAXIMUM TRANSACTION AMOUNTS; MARGIN. The parties hereto agree and acknowledge that Transactions hereunder will be entered into by Buyer in its sole discretion and that Buyer is under no obligation to enter into any Transaction with Seller. With respect to any Transaction and without limiting the discretion of Buyer referred to in the foregoing sentence and in Paragraph 16 of these Supplemental Terms:

      (a) the minimum amount of any Transaction under this Agreement shall have a Purchase Price of $5,000,000;


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      (b)   the aggregate outstanding Purchase Price for all Purchased
            Securities shall not exceed $1,000,000,000 at any one time;

      (c) the aggregate outstanding Purchase Price for Purchased Securities other than MH Contracts shall not exceed $750,000,000 at any one time; and

      (d) the percentage used to determine Buyer's Margin Amount shall be as mutually agreed upon by Buyer and Seller but in no event less than 110%.

12. REPURCHASE PRICE; PRICE DIFFERENTIAL. The Repurchase Price as of any date shall include that portion of the Price Differential that has accrued but has not been paid. The Price Differential shall accrue and be calculated on a daily basis for each MH Contract, Home Improvement Loan, Home Equity Loan and Contract (such calculation to be made on the basis of a 360-day year and the actual number of days elapsed). The Price Differential shall be payable weekly in arrears to Buyer with respect to each MH Contract, Home Improvement Loan, Home Equity Loan and Contract on the earlier of Friday of each week or the termination date for the related Transaction. The Price Differential for any MH Contract, Home Improvement Loan, Home Equity Loan and Contract shall be equal to the product of (i) the Purchase Price and (ii) a per annum percentage 50 basis points (or such other number of basis points as Buyer and Seller may mutually agree) in excess of the prevailing overnight rate on Federal funds (as reported on Page 5 of Telerate) existing at the opening of business on the date of calculation. Payment of the Price Differential to Buyer shall be made by wire transfer in immediately available funds.

13.   ADDITIONAL INFORMATION.

      (a) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Purchased Security that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) business days after the date of such request.


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      (b)   Seller agrees to provide Buyer from time to time with such information concerning Seller of a financial or operational nature as Buyer may request.

      (c) Seller shall provide Buyer with copies of all filings made by or on behalf of Seller or its parent with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

14. TERMINATION Notwithstanding Paragraph 15 of the Master Repurchase Agreement, this Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring six calendar months after the date as of which this Agreement is entered into; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer, Seller and Green Tree; and provided further, however, that no such party shall be obligated to agree to such an extension.

15.   MARGIN MAINTENANCE.

      (a) Paragraph 4(a) of the Master Repurchase Agreement is hereby modified to provide that if the notice to be given by Buyer to Seller under such paragraph is given at or prior to 10:00 a.m. New York City time, Seller shall transfer the Additional Purchased Securities or cash to Buyer prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, Seller shall transfer the Additional Purchased Securities or cash prior to the close of business in New York City on the business day following the date of such notice.

      (b) Additional Purchased Securities that are MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts that are transferred by Seller to Buyer pursuant to Paragraph 4(a) of the Master Repurchase Agreement shall be transferred to the Custodian for the benefit of Buyer pursuant to the provisions of the Custodial Agreement. Any cash transferred by Seller to Buyer shall be sent via wire transfer in immediately available funds to the account designated by Buyer.

16. TRANSACTIONS OPTIONAL; NO COMMITMENT. Notwithstanding any other provision of the Agreement or the Custodial Agreement


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      to the contrary, Buyer shall be under no obligation to enter into
      Transactions with Seller and the initiation of each Transaction is subject to the approval of Buyer in its sole discretion.

17. ADDITIONAL CONDITIONS. Prior to entering into the initial Transaction under this Agreement, Seller shall cause each of the following conditions to occur:

      (a) A Custodial Agreement relating to the MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts, in form and substance satisfactory to Buyer, shall have been executed and delivered by the parties thereto;

      (b) Seller shall have disclosed information satisfactory to Buyer with respect to the scheduled maturities and termination provisions of all outstanding credit facilities and debt of Seller; and

      (c) Seller shall, on the Purchase Date of the first Transaction hereunder and, upon the request of Buyer, on the Purchase Date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Securities from Buyer in a repurchase transaction, an opinion of counsel, in form and substance satisfactory to Buyer and its counsel, concerning (i) the authorization and authority of Seller to enter into the Agreement and the Custodial Agreement and Transactions thereunder, (ii) the ownership interest or perfected security interest of Buyer or its agent in the Purchased Securities and (iii) such other matters as Buyer may reasonably require.

18.   SERVICING ARRANGEMENTS.

      (a) The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts contemplated hereby, Seller shall cause Green Tree to continue to service the MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts for the benefit of Buyer and, if Buyer shall exercise its rights to sell the MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; PROVIDED, HOWEVER, that the obligation of


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            Green Tree to service the MH Contracts, Home Improvement Loans, Home
            Equity Loans and Contracts for the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

      (b) Green Tree shall service the MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts and shall enforce its rights and the rights of the beneficial owner thereunder in accordance with the standards of a prudent lender in the manufactured housing industry, the home equity loan industry and the consumer finance industry, as applicable.

      (c) Green Tree shall service all FHA/VA MH Contracts and all FHA/VA Home Equity and Home Improvement Loans in a manner such that such insurance or guarantee will not be impaired and will remain in full force and effect.

      (d) Buyer may, in its sole discretion if an Event of Default shall have occurred and be continuing, without payment of any termination fee or any other amount to Seller, (i) sell its right to the MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts on a servicing released basis or (ii) terminate Green Tree as servicer of the MH Contracts, Home Improvement Loans, Home Equity Loans and Contracts with or without cause.

19. TRANSFERS TO THIRD PARTIES. Buyer and Seller agree that, notwithstanding any provision of the Agreement or the Custodial Agreement to the contrary, Buyer may engage in repurchase transactions with the Purchased Securities and may otherwise pledge or hypothecate the Purchased Securities, provided that no such transaction shall relieve Buyer of its obligations under the Agreement.

20. SINGLE AGREEMENT. Paragraph 12 of the Master Repurchase Agreement is amended by adding at the end thereof the following:

            "Buyer and Seller agree that, upon an Act of Insolvency by Buyer, on the one hand, or Seller or any of its affiliates, on the other hand, or the default by Buyer, on the one hand, or Seller or any of its affiliates, on the other hand, under any transaction with the other party hereto (the party to which such Act of Insolvency or default relates being herein referred to as "Party A" and the other party being referred to herein as

            "Party B"), Party B may: (a) liquidate any transaction between Party A and Party B, (b) reduce any amounts due and owing to Party A under this or any other transactions between Party A and Party B by setting off against such amounts any amounts due and owing to Party B by Party A, and (c) treat all security for any transactions between Party A and Party B as security for all transactions between Party A and Party B.

21. NEW YORK JURISDICTION; WAIVER OF JURY TRIAL. Buyer and Seller hereby agree to submit to the courts of the State of New York in any action or proceeding arising out of this Agreement. Buyer and Seller each hereby waives the right of trial by jury in any litigation arising hereunder.

22. BINDING TERMS. All of the covenants, stipulations, promises and agreements in the Agreement shall bind the successors and assigns of the parties hereto, whether expressed or not.

23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

24. INCORPORATION OF TERMS. The Master Repurchase Agreement as supplemented by this Annex I and by Exhibits A-1, A-2, B, C and D shall be read, taken and construed as one and the same instrument.

25. OPINIONS OF COUNSEL. Seller shall, on the date of the first Transaction hereunder and, upon the request of Buyer, on the date on any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Contracts from Buyer in a repurchase transaction, opinions of counsel reasonably satisfactory to Buyer.

26. APPOINTMENT OF AGENT. Merrill Lynch Credit Corporation ("MLCC") hereby appoints Merrill Lynch Mortgage Capital Inc. ("MLMCI") as its agent for purposes of reviewing and executing Confirmations, determining Market Value, exercising any termination option provided for in Paragraph 14 hereof, exercising MLCC's rights under any margin maintenance provision of the Agreement, exercising MLCC's rights under the default provisions of the Agreement and such other purposes as MLCC may direct. The appointment of such agent shall not relieve MLCC of its obligations as Buyer hereunder.

                                                                    EXHIBIT A-1


                  REPRESENTATIONS WITH RESPECT TO MH CONTRACTS
                         (NOT RELATING TO REAL PROPERTY)


      1. PAYMENTS. The scheduled payment of principal and interest for the most recent Due Date was made by or on behalf of the obligor (without any advance from Green Tree or any Person acting at the request of Green Tree) or was not delinquent for more than 30 days.

      B. NO WAIVERS. The terms of the MH Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the MH Contract file.

      C. BINDING OBLIGATION. The MH Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights general.

      D. NO DEFENSES. The MH Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the MH Contract or the exercise of any right thereunder will not render the MH Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

      E. INSURANCE. Green Tree or its agent has monitored the existence of a hazard insurance policy with respect to the manufactured home securing a MH Contract and if the Green Tree has determined that no such policy exists, Green Tree has arranged for such insurance and has billed the related obligor through its loan account.

      F. ORIGINATION. The MH Contract was originated by a manufactured housing dealer or Green Tree in the regular course of its business and, if originated by a manufactured housing dealer, was purchased by Green Tree in the regular course of its business.

      G. LAWFUL ASSIGNMENT. The MH Contract was not originated in and is not subject to the laws of any jurisdiction whose laws


                                     A-1-1
would make the transfer of the MH Contract to the Custodian or the ownership of the MH Contracts by the Owner unlawful.

      H. COMPLIANCE WITH LAW. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the MH Contract have been complied with and such compliance is not affected by the holding of the MH Contracts by the Custodian or the Owner's ownership of the MH Contracts, and Green Tree shall maintain in its possession, available for the Buyer's inspection, and shall deliver to the Buyer upon demand, evidence of compliance with all such requirements.

      I. MH CONTRACT IN FORCE. The MH Contract has not been satisfied or subordinated in whole or in part or rescinded, and the manufactured home securing the MH Contract has not been released from the lien of the MH Contract in whole or in part.

      J. VALID SECURITY INTEREST. The MH Contract creates a valid and enforceable perfected first priority security interest in favor of Green Tree in the manufactured home covered thereby as security for payment of the outstanding principal balance of such MH Contract and all other obligations of the obligor under such MH Contract; such security interest has been assigned by Green Tree to the Custodian, and the Custodian has and will, on behalf of the Owners of the MH Contracts, have a valid and perfected and enforceable first priority security interest in such manufactured home.

      K. CAPACITY OF PARTIES. All parties to the MH Contract had capacity to execute the MH Contract.

      L. GOOD TITLE. In the case of a MH Contract purchased from a manufactured housing dealer, Green Tree purchased the MH Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the MH Contract was subject to a security interest. Green Tree has not sold, assigned or pledged the MH Contract to any Person other than the Custodian.

      M. NO DEFAULTS. There was no default, breach, violation or event permitting acceleration existing under the MH Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such MH Contract. Green Tree has not waived any such default, breach, violation or event permitting acceleration.


                                     A-1-2

      N. NO LIENS. There are, to the best of Green Tree's knowledge, no liens or claims which have been filed for work, labor or materials affecting the manufactured home securing the MH Contract which are or may be liens prior to, or equal or coordinate with, the lien of the MH Contract.

      O. EQUAL INSTALLMENTS. The MH Contract either has a fixed rate or is a Step-Up Rate Contract and provides for level monthly payments which fully amortize the loan over its term.

      P. ENFORCEABILITY. The MH Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

      Q. ONE ORIGINAL. There is only one original executed MH Contract, which is held by Green Tree.

      R. LOAN-TO-VALUE RATIO. At the time of its origination each MH Contract had a Loan-to-Value Ratio not greater than 95%; if the related manufactured home was new at the time such MH Contract was originated, the original principal balance of such MH Contract was not in excess of that permitted by Green Tree's underwriting guidelines in effect at the time the MH Contract was originated.

      S. PRIMARY RESIDENT. At the time of origination of the MH Contract the obligor was the primary resident of the related manufactured home or the primary resident was the child of the obligor.

      T. NOT REAL ESTATE. The related manufactured home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located and such manufactured home is, to the best of Green Tree's knowledge, free of damage and in good repair.

      U. NOTATION OF SECURITY INTEREST. If the related manufactured home is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such manufactured home is being applied for such title document will be issued within 180 days and will show, Green Tree as the holder of a first priority security interest in such manufactured home. If the related manufactured home is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in manufactured housing, such filings


                                     A-1-3
or recordings have been duly made and show Green Tree as secured party. In either case, the Custodian has the same rights as the secured party of record would have (if such secured party were still the owner of the MH Contract) against all Persons claiming an interest in such manufactured home.

      V. QUALIFIED MORTGAGE FOR REMIC. Each MH Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code, and the related manufactured home is "manufactured housing" within the meaning of Section 25(e)(10) of the Code.

      W. FHA/VA MH CONTRACTS. If the MH Contract is a FHA/VA MH Contract, the MH Contract has been serviced in accordance with the FHA/VA regulations, the insurance or guarantee of the MH Contract under FHA/VA regulations and related laws is in full force and effect, and no event has occurred which, with or without notice or lapse of time or both, would impair such insurance or guarantee.

      X. NO ADVERSE SELECTION. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the MH Contracts.


                                     A-1-4

                                                                     EXHIBIT A-2


                  REPRESENTATIONS WITH RESPECT TO MH CONTRACTS
                           (RELATING TO REAL PROPERTY)


      A. PAYMENTS. The scheduled payment of principal and interest for the most recent Due Date was made by or on behalf of the obligor (without any advance from Green Tree or any Person acting at the request of Green Tree) or was not delinquent for more than 30 days.

      B. NO WAIVERS. The terms of the MH Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the MH Contract file.

      C. BINDING OBLIGATION. The MH Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights general.

      D. NO DEFENSES. The MH Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the MH Contract or the exercise of any right thereunder will not render the MH Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

      E. INSURANCE. Green Tree or its agent has monitored the existence of a hazard insurance policy with respect to the manufactured home securing a MH Contract and if the Green Tree has determined that no such policy exists, Green Tree has arranged for such insurance and has billed the related obligor through its loan account

      F. ORIGINATION. The MH Contract was originated by a manufactured housing dealer or Green Tree in the regular course of its business and, if originated by a manufactured housing dealer, was purchased by Green Tree in the regular course of its business.

      G. LAWFUL ASSIGNMENT. The MH Contract was not originated in and is not subject to the laws of any jurisdiction whose laws


                                     A-2-1
would make the transfer of the MH Contract to the Custodian or the ownership of the MH Contracts by the Owner unlawful.

      H. COMPLIANCE WITH LAW. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the MH Contract have been complied with and such compliance is not affected by the holding of the MH Contracts by the Custodian or the Owner's ownership of the MH Contracts, and Green Tree shall maintain in its possession, available for the Buyer's inspection, and shall deliver to the Buyer upon demand, evidence of compliance with all such requirements.

      I. MH CONTRACT IN FORCE. The MH Contract has not been satisfied or subordinated in whole or in part or rescinded, and the manufactured home securing the MH Contract has not been released from the lien of the MH Contract in whole or in part.

      J. INTEREST IN REAL PROPERTY. Each mortgage is a valid first lien in favor of Green Tree on real property securing the amount owed by the obligor under the related MH Contract subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related MH Contract obtained by Green Tree and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage. Green Tree has assigned all of its right, title and interest in such MH Contract and related mortgage, including the security interest in the manufactured home covered thereby, to the Custodian. The Custodian has and will have a valid and perfected and enforceable first priority security interest in such MH Contract. The MH Contract creates a valid and enforceable perfected first priority security interest in favor of Green Tree in the manufactured home covered thereby (to the extent such manufactured home is not considered real property) as security for payment of the outstanding principal balance of such MH Contract and all other obligations of the obligor under such MH Contract; such security interest has been assigned by Green Tree to the Custodian, and the Custodian has and will, on behalf of the Owners of the MH Contracts, have a valid and perfected and enforceable first priority security interest in such manufactured home.


                                     A-2-2

      K. CAPACITY OF PARTIES. All parties to the MH Contract had capacity to execute the MH Contract.

      L. GOOD TITLE. In the case of a MH Contract purchased from a manufactured housing dealer, Green Tree purchased the MH Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the MH Contract was subject to a security interest. Green Tree has not sold, assigned or pledged the MH Contract to any Person other than the Custodian.

      M. NO DEFAULTS. There was no default, breach, violation or event permitting acceleration existing under the MH Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such MH Contract. Green Tree has not waived any such default, breach, violation or event permitting acceleration.

      N. NO LIENS. There are, to the best of Green Tree's knowledge, no liens or claims which have been filed for work, labor or materials affecting the manufactured home securing the MH Contract which are or may be liens prior to, or equal or coordinate with, the lien of the MH Contract.

      O. EQUAL INSTALLMENTS. The MH Contract either has a fixed rate or is a Step-Up Rate Contract and provides for level monthly payments which fully amortize the loan over its term.

      P. ENFORCEABILITY. The MH Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

      Q. ONE ORIGINAL. There is only one original executed MH Contract, which is held by Green Tree.

      R. LOAN-TO-VALUE RATIO. At the time of its origination each MH Contract had a Loan-to-Value Ratio not greater than 95%; if the related manufactured home was new at the time such MH Contract was originated, the original principal balance of such MH Contract was not in excess of that permitted by Green Tree's underwriting guidelines in effect at the time the MH Contract was originated.

      S. PRIMARY RESIDENT. At the time of origination of the MH Contract the obligor was the primary resident of the related


                                     A-2-3
manufactured home or the primary resident was the child of the obligor.

      T. GOOD REPAIR. The related manufactured home is, to the best of Green Tree's knowledge, free of damage and in good repair.

      U. QUALIFIED MORTGAGE FOR REMIC. Each MH Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code, and the related manufactured home is "manufactured housing" within the meaning of Section 25(e)(10) of the Code.

      V. FHA/VA MH CONTRACTS. If the MH Contract is a FHA/VA MH Contract, the MH Contract has been serviced in accordance with the FHA/VA regulations, the insurance or guarantee of the MH Contract under FHA/VA regulations and related laws is in full force and effect, and no event has occurred which, with or without notice or lapse of time or both, would impair such insurance or guarantee.

      W. NO ADVERSE SELECTION. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the MH Contracts.



                                     A-2-4

                                                                       EXHIBIT B


                          REPRESENTATIONS WITH RESPECT
                              TO HOME EQUITY LOANS


      A. PAYMENTS. The scheduled payment of principal and interest due under the Home Equity Loan with respect to the prior Due Date was made on or before such Due Date by or on behalf of the obligor (without any advance from Green Tree or any Person acting at the request of Green Tree) or was not delinquent for more than 30 days after such Due Date.

      B. NO WAIVERS. The terms of the Home Equity Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the Home Equity Loan File. All costs, fees and expenses incurred in making, closing and perfecting the lien and/or security interest, as applicable, of the Home Equity Loan have been paid.

      C. BINDING OBLIGATION. The Home Equity Loan is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally. Green Tree has delivered, or caused to be delivered, to the Custodian the original Mortgage, with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a true copy of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Real Property is located.

      D. NO DEFENSES. The Home Equity Loan is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Home Equity Loan or the exercise of any right thereunder will not render the Home Equity Loan unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

      E. INSURANCE. All improvements on the related real property are covered by a hazard insurance policy. All premiums due on such insurance have been paid in full.

      F. ORIGINATION. The Home Equity Loan was originated by a home equity lender or Green Tree in the regular course of its business and, if originated by a home equity lender, was purchased by Green Tree in the regular course of its business.

      G. LAWFUL ASSIGNMENT. The Home Equity Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Home Equity Loan to Custodian or the ownership of the Home Equity Loans by the Owner thereof unlawful or make the Home Equity Loan unenforceable.

      H. COMPLIANCE WITH LAW. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws, applicable to the Home Equity Loan have been complied with and such compliance is not affected by the holding of the Home Equity Loans by Custodian or the Owners' ownership of the Home Equity Loans, and Green Tree shall for at least the period of this Agreement, maintain in its possession, available for Custodian's inspection, and shall deliver to Custodian upon demand, evidence of compliance with all such requirements.

      I. HOME EQUITY LOAN IN FORCE. The Home Equity Loan has not been satisfied or subordinated in whole or in part or rescinded, and the real property securing the Home Equity Loan has not been released from the lien of the Home Equity Loan in whole or in part.

      J. VALID LIEN. The Home Equity Loan has been duly executed and delivered by the obligor and the related Mortgage is a valid and subsisting first, second or third lien on the property therein described; any related Mortgage has been assigned by Green Tree to Custodian, and Custodian has and will have, on behalf of the Owners of the Home Equity Loans, a valid and subsisting lien on the property therein described. Green Tree has full right to sell and assign the Home Equity Loans to Custodian.

      K. CAPACITY OF PARTIES. All parties to the Home Equity Loan had capacity to execute the Home Equity Loan.

      L. GOOD TITLE. Prior to transfer to Custodian, Green Tree is the sole owner of the Home Equity Loan and has the authority to sell, transfer and assign the Home Equity Loan. Green Tree has not sold, assigned or pledged the Home Equity Loan to any Person other than the Custodian.

      M. NO DEFAULTS. There was no default, breach, violation or event permitting acceleration existing under the Home Equity Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Home Equity Loan. Green Tree has not waived any such default, breach, violation or event permitting acceleration.

(_)   N. NO LIENS. There are, to the best of Green Tree's knowledge, no liens or claims which have been filed for work, labor or materials affecting the real property securing the Home Equity Loan which are or may be liens prior to, or equal or coordinate with, the lien of the Home Equity Loan.

      O. EQUAL INSTALLMENTS. The Home Equity Loan has a fixed rate and provides for level monthly payments which fully amortize the loan over its term.

      P. ENFORCEABILITY. The Home Equity Loan contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

      Q. ONE ORIGINAL. There is only one original executed Home Equity Loan note, and it has been delivered to the Custodian.

      R. PRIMARY RESIDENT. At the time of origination of the Home Equity Loan, the obligor was the primary resident of the related real property.

      S. QUALIFIED MORTGAGE FOR REMIC. Each Home Equity Loan that is secured by a Mortgage on the property described therein is a "qualified mortgage" under
Section 860G(a)(3) of the Code.

      T. PROCEEDINGS. There is no proceeding pending or, to Green Tree's knowledge, threatened for the total or partial condemnation of collateral securing a Home Equity Loan.

      U. MARKING RECORDS. Green Tree has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Home Equity Loans are owned by Custodian in accordance with the terms of the related Custodial Agreement.

      V. NO ADVERSE SELECTION. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Home

Equity Loans.

      W. REAL PROPERTY. Each mortgaged property is improved by a single family dwelling which constitutes real property under state law and is the principal residence of the obligor.

                                                                       EXHIBIT C


                    REPRESENTATIONS WITH RESPECT TO CONTRACTS


      A. LIST OF CONTRACTS. The information set forth in the List of Contracts is true and correct as of its date.

      B. PAYMENTS. The most recent scheduled payment was made by or on behalf of the obligor (without any advance from Green Tree or any Person acting at the request of Green Tree) or was not delinquent for more than 59 days.

      C. NO WAIVERS. The terms of the Contract have not been waived, altered or modified in any respect, except by instruments or documents identified in the Contract File.

      D. BINDING OBLIGATION. The Contract is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally.

      E. NO DEFENSES. The Contract is not subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

      F. ORIGINATION. Each Contract other than a Home Improvement Contract or a Home Equity Contract was originated by a dealer of goods of a class including the Consumer Product subject to the Contract, or by Green Tree, in the regular course of its business and, if originated by a dealer, was purchased by Green Tree in the regular course of its business. Each Home Improvement Contract was originated by a home improvement contractor, or by Green Tree, in the ordinary course of its business and, if originated by a contractor, was purchased by Green Tree, in the ordinary course of its business. Each Home Equity Contract was originated by a home equity lender, or by Green Tree, in the ordinary course of its business and, if originated by a lender, was purchased by Green Tree in the ordinary course of its business.

      G. LAWFUL ASSIGNMENT. The Contract was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Contract to the Custodian unlawful or render the Contract unenforceable.

      H. COMPLIANCE WITH LAW. At the date of origination of the Contract, all requirements of any federal and state laws, rules and regulations applicable to the Contract, including, without limitation, usury, truth in lending and equal credit opportunity laws, have been complied with, and (if such Contract is an FHA-Insured Contract) the FHA Regulations have been complied with, and Green Tree shall for at least the period of this Agreement, maintain its possession, available for the Custodian's inspection, and shall deliver to the Custodian upon demand, evidence of compliance with all such requirements. Such compliance is not affected by the Custodian's ownership of the Contract.

      I. CONTRACT IN FORCE. The Contract has not been satisfied or subordinated in whole or in part or rescinded, and the Consumer Product or real property, if any, securing the Contract has not been released in whole or in part.

      J. VALID SECURITY INTEREST OR LIEN. As to each Contract other than a Home Improvement Contract or a Home Equity Contract: (a) the Contract creates a valid and enforceable perfected first priority security interest in favor of Green Tree in the Consumer Product covered thereby as security for payment of the outstanding principal balance of such Contract; (b) the Company has assigned all of its right, title and interest in such Contract, including the security interest in the Consumer Product covered thereby to the Custodian; and (c) the Custodian has and will have a valid and perfected and enforceable first priority security interest in such Consumer Product. As to each Home Equity Contract, the Contract has been duly executed and delivered by the obligor, and the lien created thereby has been duly recorded, or has been delivered to the appropriate governmental authority for recording and will be duly recorded within 30 days and constitutes a valid and perfected first, second or third priority lien on the real estate described in such Contract.

      K. CAPACITY OF PARTIES. The signature(s) of the obligor(s) on the Contract are genuine and all parties to the Contract had full legal capacity to execute the Contract.

      L. GOOD TITLE. In the case of a Contract purchased from a dealer, home improvement contractor or home equity lender, Green

Tree purchased the Contract for fair value and took possession thereof in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. Green Tree has not sold, assigned or pledged the Contract to any Person and prior to the transfer of the Contract by Green Tree to the Custodian, Green Tree had good and marketable title thereto free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof with full right to transfer the Contract to the Custodian. If such Contract is an FHA-Insured Contract, because the Custodian is a lender approved by HUD to originate and purchase Title I loans under a valid Title I contract of insurance, Green Tree has the authority to sell, transfer and assign such Contract to the Custodian. No financing statement describing or referring to any Contract (other than any financing statement naming the Custodian as secured party, or filed by Green Tree as secured party to perfect its interest in a Contract purchased from a dealer) is on file in any public office.

      M. NO DEFAULTS. There was no default, breach, violation or event permitting acceleration existing under the Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract (except payment delinquencies permitted by clause (b) above). Green Tree has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (b) above. The related Consumer Product is, to the best of Green Tree's knowledge, free of damage and in good repair.

      N. NO LIENS. As to each Contract other than a Home Improvement Contract or a Home Equity Contract, there are, to the best of Green Tree's knowledge, no liens or claims which have been filed for work, labor or materials affecting the Consumer Product securing the Contract which are or may be liens prior to, or equal or coordinate with, the lien of the Contract.

      O. EQUAL INSTALLMENTS. Each Contract has a fixed Contract Rate and provides for level monthly payments (except, in the case of a Balloon Loan, for the final monthly payment of such loan) which fully amortize the loan over its term.

      P. ENFORCEABILITY. The Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security.

      Q. ONE ORIGINAL. There is only one original executed

Contract (other than an original in the possession of the relevant obligor), which Contract has been delivered to the Custodian on or before the date hereof. Each Contract other than a Home Improvement Contract or a Home Equity Contract has been stamped to reflect the assignment of such Contract to the Custodian. Each Home Equity Contract and Home Improvement Contract has been delivered to the Custodian on or before the date hereof.

      R. NOTATION OF SECURITY INTEREST. With respect to each Contract other than a Home Improvement Contract or a Home Equity Contract, if the related Consumer Product is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document with respect to such Consumer Product is being applied for such title document will be issued within 180 days and will show, Green Tree as the holder of a first priority security interest in such Consumer Product; if the related Consumer Product is located in a state in which the filing of a financing statement under the UCC is required to perfect a security interest in goods of the type including the Consumer Product, such filings or recordings have been duly made and show Green Tree as secured party; and if the related Consumer Product is an aircraft subject to registration with the Federal Aviation Administration's Aircraft Registry, and the recordation of a mortgage, security agreement or similar conveyance with such Registry is required to perfect the lien created thereby, such recordation has been duly made and shows Green Tree as secured party or mortgagee. In any case, the Custodian has the same rights as the secured party of record would have (if such secured party were still the owner of the Contract) against all Persons (including Green Tree and any trustee in bankruptcy of Green Tree) claiming an interest in such Consumer Product.

      S. NO GOVERNMENT CONTRACTS. No obligor is the United States government or an agency, authority, instrumentality or other political subdivision of the United States government.


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

                                                                       EXHIBIT D


                          REPRESENTATIONS WITH RESPECT
                            TO HOME IMPROVEMENT LOANS


      A. PAYMENTS. The scheduled payment of principal and interest due under the Home Improvement Loan with respect to the prior Due Date was made on or before such Due Date by or on behalf of the obligor (without any advance from Seller or any Person acting at the request of Seller) or was not delinquent for more than 30 days after such Due Date.

      B. NO WAIVERS. The terms of the Home Improvement Loan have not been waived, altered or modified in any respect, except by instruments or documents identified in the Home Improvement Loan File (as defined in the Custodial Agreement). All costs, fees and expenses incurred in making, closing and perfecting the lien and/or security interest, as applicable, of the Home Improvement Loan have been paid.

      C. BINDING OBLIGATION. The Home Improvement Loan is the legal, valid and binding obligation of the obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by laws affecting the enforcement of creditors' rights generally. In the case of Home Improvement Loans other than Unsecured Home Improvement Loans, Seller has delivered, or caused to be delivered, to the Custodian the original Mortgage, with evidence of recording thereon, or if the original Mortgage has not yet been returned from the recording office, a true copy of the Mortgage which has been delivered for recording in the appropriate recording office of the jurisdiction in which the Real Property is located.

      D. NO DEFENSES. The Home Improvement Loan is not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and the operation of any of the terms of the Home Improvement Loan or the exercise of any right thereunder will not render the Home Improvement Loan unenforceable in whole or in part or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto.

      E. INSURANCE. In the case of Home Improvement Loans other than Unsecured Home Improvement Loans, all improvements on the related real property are covered by a hazard insurance policy.

All premiums due on such insurance have been paid in full.

      Each Title I Loan was originated in compliance with FHA regulations and is insured, without set-off, surcharge or defense, by FHA insurance. Seller has, in conformity with FHA regulations, filed all reports necessary for the Title I Loan to be registered for FHA insurance. Following assignment of the Title I Loan to Custodian, on behalf of the Owners, Custodian will be entitled to the full benefits of the FHA insurance.

      F. ORIGINATION. The Home Improvement Loan was originated by a home improvement contractor or Seller in the regular course of its business and, if originated by a home improvement contractor, was purchased by Seller in the regular course of its business.

      G. LAWFUL ASSIGNMENT. The Home Improvement Loan was not originated in and is not subject to the laws of any jurisdiction whose laws would make the transfer of the Home Improvement Loan to Custodian or the ownership of the Home Improvement Loans by the Owner thereof unlawful or make the Home Improvement Loan unenforceable.

      H. COMPLIANCE WITH LAW. All requirements of any federal, state or local law, including, without limitation, usury, truth in lending and equal credit opportunity laws and the FHA regulations, applicable to the Home Improvement Loan have been complied with and such compliance is not affected by the holding of the Home Improvement Loans by Custodian or the Owner's ownership of the Home Improvement Loans, and Seller shall for at least the period of this Agreement, maintain in its possession, available for Custodian's inspection, and shall deliver to Custodian upon demand, evidence of compliance with all such requirements.

      I. HOME IMPROVEMENT LOAN IN FORCE. The Home Improvement Loan has not been satisfied or subordinated (except for such subordination as may be allowed under FHA regulations) in whole or in part or rescinded, and, in the case of Home Improvement Loans other than Unsecured Home Improvement Loans, the real property securing the Home Improvement Loan, as applicable, has not been released from the lien of the Home Improvement Loan in whole or in part.

      J. VALID LIEN. The Home Improvement Loan has been duly executed and delivered by the obligor and either the related Mortgage is a valid and subsisting first, second or third lien on the property therein described or the Home Improvement Loan is an unsecured borrowing of the obligor; any related Mortgage has been assigned by Seller to Custodian, and Custodian has and will have, on behalf of the Owners of the Home Improvement Loans, a valid and subsisting lien on the property therein described. Seller has full right to sell and assign the Home Improvement Loans to Custodian.

      K. CAPACITY OF PARTIES. All parties to the Home Improvement Loan had capacity to execute the Home Improvement Loan.

      L. GOOD TITLE. Prior to transfer to Custodian, Seller is the sole owner of the Home Improvement Loan and has the authority to sell, transfer and assign the Home Improvement Loan. Seller has not sold, assigned or pledged the Home Improvement Loan to any Person other than the Custodian.

      M. NO DEFAULTS. There was no default, breach, violation or event permitting acceleration existing under the Home Improvement Loan and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Home Improvement Loan. Seller has not waived any such default, breach, violation or event permitting acceleration.

(_)   N. NO LIENS. In the case of Home Improvement Loans other than Unsecured
Home Improvement Loans, there are, to the best of Seller's knowledge, no liens or claims which have been filed for work, labor or materials affecting the real property securing the Home Improvement Loan which are or may be liens prior to, or equal or coordinate with, the lien of the Home Improvement Loan.

      O. EQUAL INSTALLMENTS. The Home Improvement Loan has a fixed rate and provides for level monthly payments which fully amortize the loan over its term.

      P. ENFORCEABILITY. The Home Improvement Loan contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the collateral of the benefits of the security provided thereby.

      Q. ONE ORIGINAL. There is only one original executed Home Improvement Loan contract and note, each of which has been delivered to the Custodian.

      R. PRIMARY RESIDENT. At the time of origination of the Home Improvement Loan, the obligor was the primary resident of the related real property.

      S. QUALIFIED MORTGAGE FOR REMIC. Each Home Improvement Loan that is secured by a Mortgage on the property described therein is a "qualified mortgage" under Section 860G(a)(3) of the Code.

      T. PROCEEDINGS. There is no proceeding pending or, to Seller's knowledge, threatened for the total or partial condemnation of collateral securing a Home Improvement Loan.

      U. MARKING RECORDS. Seller has caused the portions of the Electronic Ledger relating to the Mortgage Loans to be clearly and unambiguously marked to indicate that such Home Improvement Loans are owned by Custodian in accordance with the terms of the related Custodial Agreement.

      V. NO ADVERSE SELECTION. Except for the effect of the representations and warranties made hereunder, no adverse selection procedures have been employed in selecting the Home Improvement Loans.